UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Semiannual Report	4/30/2016

Oppenheimer Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
6-Month	-4.81%	-10.28%	1.93%
1-Year	-11.79	-16.86	-0.40
5-Year	6.12	4.87	10.13
10-Year	5.71	5.09	5.67

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2        OPPENHEIMER EQUITY INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -4.81% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 1.93%. On a relative basis, the Fund’s underperformance versus the Index stemmed primarily from stock selection in the financials, industrials, consumer discretionary and energy sectors. The Fund outperformed the Index in the telecommunication services sector due to an overweight position and stock selection, and in the consumer staples sector as a result of stock selection.

MARKET OVERVIEW

The six-month reporting period ended was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum. Volatility continued in the first four months of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. However, sentiment improved in March as the Fed began to hint at lowering the trajectory of rate rises. Oil prices stabilized. Commodities, which have been declining from their super cycle peak for some time, rallied.

FUND REVIEW

During the reporting period, top contributors to performance included AT&T, Inc., Chevron Corp. and Frontier Communications Corp.

AT&T performed well during the reporting period as its defensive characteristics and attractive dividend yield appealed to investors. Additionally, AT&T reported steady financial results and completed its acquisition of DirectTV during the summer of 2015, which may drive significant cost saving opportunities as well as enhance AT&T’s future cash flow.

Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

Frontier Communications Corporation is a high yielding rural local exchange carrier (RLEC). Frontier closed on the purchase of a large number of access lines from Verizon during the reporting period. Investor optimism around the cost saving opportunities of this transaction as well as the cash flow it could help generate drove the solid stock performance.

3        OPPENHEIMER EQUITY INCOME FUND

Detractors from performance during the reporting period included Citigroup, Inc., Kinder Morgan, Inc. and Williams Companies, Inc.

Citigroup is a leading money center banking company. Financials in general and Citi in particular had a difficult first quarter of 2016 due to credit concerns surrounding energy exposures as well as continued very low interest rates. While both of these concerns are valid, we believe the fears are more than discounted in Citi’s stock, as well as in the stock of many financials. Energy losses are going to increase, but we believe Citi should be well prepared for them. Also, while low interest rates are a negative for financials, we believe Citi’s stock already reflects this. We expect encouraging news from the Fed’s Comprehensive Capital Analysis and Review (CCAR) process during the second quarter that could lead to an increased dividend and larger share buyback.

Kinder Morgan is a leading energy infrastructure company. While Kinder is a C-corp, it trades in line with the master limited partnership (“MLP”) space and has been valued on its distribution yield and the expected growth rate of that distribution. Kinder’s stock experienced declines during the period due to the sharp decline in oil and gas prices. This stock weakness made raising equity to fund its backlog more difficult and expensive. Furthermore, the Ratings Agencies were concerned about Kinder Morgan’s leverage following a small acquisition during the fourth quarter which threatened its investment grade rating. A higher cost of equity and the risk of higher debt costs put the company in a bind and Kinder elected to cut its distribution to fund its backlog and improve its credit metrics. The stock has rebounded nicely during the beginning of 2016, but not enough to offset earlier losses during this reporting period.

Williams Companies is an energy infrastructure company focused on natural gas processing and transportation. It also operates refineries, ethanol plants, and terminals. The company suffered from the broad decline in commodity prices for most of the reporting period, including oil, gas and natural gas liquids (NGLs). Additionally, uncertainty surrounding Energy Transfer’s bid for Williams added to the stock’s volatility.

STRATEGY & OUTLOOK

The economic and market environment remain extremely volatile. While the U.S. economy continues to grow, it is unlikely that growth will be robust. We are encouraged that commodity prices have rebounded and appear to have found a floor. Furthermore, we expect crude oil supply/demand to improve during the second half of the year which should lend further support to commodity prices. While higher energy prices will offset some of the tailwind consumers have experienced, we think stable to modestly higher commodity prices will be a net positive to the manufacturing economy. Furthermore, we think it is likely that the Fed hikes rates later this year, and this should benefit financial

4        OPPENHEIMER EQUITY INCOME FUND

stocks. Regardless, we expect markets to remain volatile as investors continue to deal with sluggish growth, very low interest rates and political uncertainty. While value stocks have significantly underperformed the market during the past few years, we continue to believe that the Fund is well positioned to benefit when value investing begins to outperform again. Furthermore, we continue to target an above average dividend yield.

Michael S. Levine, CFA Portfolio Manager

5        OPPENHEIMER EQUITY INCOME FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.0%
JPMorgan Chase & Co.	4.0
Assured Guaranty Ltd.	3.2
Merck & Co., Inc.	2.9
Chevron Corp.	2.3
Wells Fargo & Co.	2.3
Pfizer, Inc.	2.2
MetLife, Inc.	2.2
Apple, Inc.	2.0
AT&T, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	12.2%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	8.0
Insurance	7.3
Real Estate Investment Trusts (REITs)	5.8
Capital Markets	4.4
Automobiles	3.6
Diversified Telecommunication Services	3.0
Household Durables	2.9
Technology Hardware, Storage & Peripherals	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	85.4%
Preferred Stocks	8.6
Convertible Corporate Bonds and Notes	4.9
Non-Convertible Corporate Bonds and Notes	0.9
Structured Securities	0.2
Mortgage-Backed Obligations
Government Agency	—**
Non-Agency	—**
Rights, Warrants and Certificates	—**

**Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of investments.

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6        OPPENHEIMER EQUITY INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OAEIX)	2/13/87	-4.81%	-11.79%	6.12%		5.71%
Class B (OBEIX)	3/3/97	-5.19	-12.48	5.21		5.15
Class C (OCEIX)	3/3/97	-5.13	-12.44	5.32		4.87
Class I (OIEIX)	2/28/12	-4.62	-11.42	8.82	*	N/A
Class R (ONEIX)	3/1/01	-4.90	-12.00	5.77		5.33
Class Y (OYEIX)	2/28/11	-4.66	-11.55	6.41		6.90*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OAEIX)	2/13/87	-10.28%	-16.86%	4.87%		5.09%
Class B (OBEIX)	3/3/97	-9.52	-16.43	4.91		5.15
Class C (OCEIX)	3/3/97	-6.00	-13.23	5.32		4.87
Class I (OIEIX)	2/28/12	-4.62	-11.42	8.82	*	N/A
Class R (ONEIX)	3/1/01	-4.90	-12.00	5.77		5.33
Class Y (OYEIX)	2/28/11	-4.66	-11.55	6.41		6.90*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

7        OPPENHEIMER EQUITY INCOME FUND

investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EQUITY INCOME FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016

Class A	$ 1,000.00	$ 951.90	$ 4.98

Class B	1,000.00	948.10	8.71

Class C	1,000.00	948.70	8.66

Class I	1,000.00	953.80	2.90

Class R	1,000.00	951.00	6.24

Class Y	1,000.00	953.40	3.82

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.63	5.16

Class B	1,000.00	1,015.83	9.01

Class C	1,000.00	1,015.87	8.96

Class I	1,000.00	1,021.76	3.00

Class R	1,000.00	1,018.35	6.46

Class Y	1,000.00	1,020.82	3.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.80
Class C	1.79
Class I	0.60
Class R	1.29
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value

Common Stocks—85.4%

Consumer Discretionary—9.8%

Auto Components—0.6%

Lear Corp.	217,500	$25,040,775

Automobiles—3.6%

Ford Motor Co.	6,275,000	85,089,000

General Motors Co.[1]	2,525,000	80,295,000

		165,384,000

Hotels, Restaurants & Leisure—0.9%

Extended Stay America, Inc.	2,747,500	42,998,375

Household Durables—2.9%

Beazer Homes USA, Inc.[2,3]	2,391,250	19,656,075

CalAtlantic Group, Inc.	1,610,000	52,115,700

MDC Holdings, Inc.	1,595,000	39,252,950

PulteGroup, Inc.	1,232,515	22,665,951

		133,690,676

Media—0.1%

Comcast Corp., Cl. A	108,750	6,607,650

Multiline Retail—1.0%

J.C. Penney Co., Inc.[2]	99,900	927,072

Kohl’s Corp.	575,000	25,472,500

Macy’s, Inc.	441,250	17,469,087

		43,868,659

Specialty Retail—0.7%

Best Buy Co., Inc.	770,000	24,701,600

Staples, Inc.	755,000	7,701,000

		32,402,600

Consumer Staples—5.1%

Beverages—0.7%

Coca-Cola Co. (The)	300,000	13,440,000

Molson Coors Brewing Co., Cl. B	210,000	20,082,300

		33,522,300

Food & Staples Retailing—1.2%

Walgreens Boots Alliance, Inc.	105,000	8,324,400

Wal-Mart Stores, Inc.	710,000	47,477,700

		55,802,100

Food Products—1.5%

B&G Foods, Inc.	380,000	15,659,800

Kraft Heinz Co. (The)	667,500	52,111,725

		67,771,525

Household Products—0.6%

Procter & Gamble Co. (The)	325,000	26,039,000

Tobacco—1.1%

Philip Morris International, Inc.	487,500	47,833,500

11        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Energy—8.0%

Oil, Gas & Consumable Fuels—8.0%

BP plc, Sponsored ADR	1,500,000	$50,370,000

Chevron Corp.	1,049,900	107,278,782

Exxon Mobil Corp.	845,000	74,698,000

Kinder Morgan, Inc.	825,000	14,652,000

Marathon Oil Corp.	1,675,000	23,600,750

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,605,000	84,888,450

Williams Cos., Inc. (The)	650,000	12,603,500

		368,091,482

Financials—31.3%

Capital Markets—4.4%

Goldman Sachs Group, Inc. (The)[1]	525,000	86,157,750

KKR & Co. LP4	3,660,000	49,776,000

Morgan Stanley	2,488,500	67,338,810

		203,272,560

Commercial Banks—12.2%

Bank of America Corp.	2,900,000	42,224,000

Citigroup, Inc.	4,965,000	229,780,200

JPMorgan Chase & Co.	2,890,000	182,648,000

Wells Fargo & Co.	2,077,750	103,845,945

		558,498,145

Insurance—7.3%

American International Group, Inc.	824,500	46,023,590

Assured Guaranty Ltd.	5,655,000	146,294,850

MBIA, Inc.[2,3]	5,500,000	42,900,000

MetLife, Inc.	2,200,000	99,220,000

		334,438,440

Real Estate Investment Trusts (REITs)—5.8%

Apollo Commercial Real Estate Finance, Inc.	1,640,000	26,125,200

Blackstone Mortgage Trust, Inc., Cl. A	1,130,000	31,052,400

Colony Capital, Inc., Cl. A	2,610,000	46,144,800

Communications Sales & Leasing, Inc.	2,142,500	49,770,275

iStar, Inc.[2]	2,700,000	26,460,000

NorthStar Realty Finance Corp.	1,000,000	12,790,000

Starwood Property Trust, Inc.	2,505,000	48,496,800

Two Harbors Investment Corp.	3,125,000	24,468,750

		265,308,225

Thrifts & Mortgage Finance—1.6%

MGIC Investment Corp.[2]	3,402,500	24,600,075

Radian Group, Inc.	3,915,000	50,072,850

		74,672,925

Health Care—10.6%

Biotechnology—1.2%

AbbVie, Inc.	924,939	56,421,279

Health Care Equipment & Supplies—1.4%

Medtronic plc	817,500	64,705,125

12        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Pharmaceuticals—8.0%

Allergan plc[2]	67,500	$14,617,800

Johnson & Johnson	642,500	72,011,400

Merck & Co., Inc.	2,416,050	132,496,182

Pfizer, Inc.	3,087,500	100,992,125

Roche Holding AG, Sponsored ADR	1,200,000	37,884,000

Teva Pharmaceutical Industries Ltd., Sponsored ADR	150,000	8,167,500

		366,169,007

Industrials—5.3%

Aerospace & Defense—0.4%

General Dynamics Corp.	38,250	5,374,890

United Technologies Corp.	108,000	11,271,960

		16,646,850

Airlines—1.4%

Delta Air Lines, Inc.	16,725	696,931

United Continental Holdings, Inc.[2]	1,405,000	64,363,050

		65,059,981

Commercial Services & Supplies—1.0%

R.R. Donnelley & Sons Co.	2,707,500	47,110,500

Electrical Equipment—0.8%

Eaton Corp. plc	357,500	22,619,025

General Cable Corp.[1]	906,405	14,176,174

		36,795,199

Industrial Conglomerates—1.4%

General Electric Co.	2,025,100	62,271,825

Road & Rail—0.3%

CSX Corp.	470,000	12,816,900

Information Technology—8.1%

Communications Equipment—1.2%

Cisco Systems, Inc.	1,940,000	53,330,600

Internet Software & Services—0.8%

Alphabet, Inc., Cl. C1,2	54,200	37,561,142

IT Services—0.3%

International Business Machines Corp.	82,500	12,040,050

Semiconductors & Semiconductor Equipment—1.3%

Cypress Semiconductor Corp.	1,272,500	11,490,675

Intel Corp.	347,500	10,522,300

QUALCOMM, Inc.	745,000	37,637,400

		59,650,375

Software—1.9%

Microsoft Corp.	1,562,500	77,921,875

Oracle Corp.	230,000	9,167,800

		87,089,675

Technology Hardware, Storage & Peripherals—2.6%

Apple, Inc.	977,500	91,630,850

13        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

EMC Corp.	725,000	$18,929,750

HP, Inc.	537,500	6,595,125

Seagate Technology plc	190,000	4,136,300

		121,292,025

Materials—1.7%

Chemicals—0.6%

LyondellBasell Industries NV, Cl. A	245,000	20,254,150

Monsanto Co.	50,000	4,684,000

		24,938,150

Containers & Packaging—0.6%

International Paper Co.	665,000	28,774,550

Paper & Forest Products—0.5%

Domtar Corp.	610,000	23,570,400

Telecommunication Services—3.0%

Diversified Telecommunication Services—3.0%

AT&T, Inc.	2,330,000	90,450,600

CenturyLink, Inc.	300,000	9,285,000

Frontier Communications Corp.[1]	6,825,000	37,947,000

		137,682,600

Utilities—2.5%

Electric Utilities—2.0%

American Electric Power Co., Inc.	705,000	44,767,500

PPL Corp.	1,317,500	49,590,700

		94,358,200

Independent Power and Renewable Electricity Producers—0.5%

NRG Energy, Inc.	1,425,000	21,517,500

Total Common Stocks (Cost $3,506,735,157)		3,915,044,870

Preferred Stocks—8.6%

Allergan plc, 5.50% Cv., Series A	83,245	67,552,485

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	13,200,894

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	18,138,472

Dominion Resources, Inc., 6.375% Cv.	294,490	14,527,192

Exelon Corp., 6.50% Cv.	732,500	35,496,950

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	804,985	83,959,935

iStar, Inc., 4.50% Cv., Non-Vtg.	1,214,950	51,586,777

Post Holdings, Inc., 5.25% Cv.	360,000	47,058,588

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	71,124	64,082,724

Total Preferred Stocks (Cost $408,340,663)		395,604,017
	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $7,005,252)	2,725,000	95,375
	Principal Amount

Mortgage-Backed Obligations—0.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$681,958	611,472

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 2.979%, 5/20/36[5]	79,854	71,999

14        OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.886%, 6/25/34[5]	$131,218	$129,719

Federal Home Loan Mortgage Corp. Gold Pool:
9.00%, 8/1/22	327	340
9.00%, 8/1/22	11	12
9.00%, 3/1/24	198	215
9.00%, 3/1/24	65	66
9.00%, 1/1/25	294	346
9.00%, 5/1/25	62	71

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security, Series 243, Cl. 6, 0%, 12/15/32[6,7]	81,518	15,042

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.222%, 6/1/26[8]	24,510	22,960

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	3,438	3,771

Federal National Mortgage Assn. Pool, 8.50%, 7/1/32	4,559	4,989

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 331, Cl. 9, 10.256%, 2/25/33[6]	20,052	4,361
Series 334, Cl. 17, 17.152%, 2/25/33[6]	90,392	17,328
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	158,582	33,511
Series 343, Cl. 13, 0.00%, 9/25/33[6,7]	166,401	32,583
Series 343, Cl. 18, 0.00%, 5/25/34[6,7]	23,358	4,487
Series 345, Cl. 9, 0.00%, 1/25/34[6,7]	137,409	27,391
Series 351, Cl. 10, 0.00%, 4/25/34[6,7]	37,195	7,649
Series 351, Cl. 8, 0.00%, 4/25/34[6,7]	81,211	16,698
Series 356, Cl. 10, 0.00%, 6/25/35[6,7]	59,003	11,251
Series 356, Cl. 12, 0.00%, 2/25/35[6,7]	28,756	5,591
Series 362, Cl. 13, 0.00%, 8/25/35[6,7]	360,415	75,108
Series 364, Cl. 16, 0.00%, 9/25/35[6,7]	136,068	23,186

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.276%, 12/18/31[6]	2,299	469
Series 2001-68, Cl. SC, 27.877%, 11/25/31[6]	1,501	318
Series 2002-7, Cl. SK, 22.298%, 1/25/32[6]	2,528	492
Series 2002-90, Cl. SY, 32.799%, 9/25/32[6]	2,256	426

Government National Mortgage Assn. I Pool:
8.00%, 5/15/17	950	957
8.50%, 8/15/17	86	88
8.50%, 11/15/17	92	93
8.50%, 12/15/17	92	93
8.50%, 12/15/17	309	316

Government National Mortgage Assn. II Pool, 1.75%, 3/20/26[5]	6,790	7,009

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.852%, 4/21/34[5]	133,363	135,599

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,283	19,324

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.525%, 12/25/35[5]	207,239	200,249

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.874%, 10/25/36[5]	150,414	144,951

Total Mortgage-Backed Obligations (Cost $1,856,145)		1,630,530

15        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—0.9%

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	$344,000	$406,549

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	577,029

Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	465,000	490,403
11.00% Sr. Unsec. Nts., 9/15/25[9]	10,977,000	11,127,934

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[5,9]	631,000	463,785

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[9]	78,000	79,424

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	23,401,500	22,172,921

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	420,586

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	583,462

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	694,154

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	1,797,000	1,293,840

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	51,000	56,746

Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[9]	354,000	425,250

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[5,9,10]	400,000	375,000

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[9]	540,000	703,831

Total Non-Convertible Corporate Bonds and Notes (Cost $36,577,333)		39,870,914

Convertible Corporate Bonds and Notes—4.9%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	45,143,000	30,020,095

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	30,016,000	36,582,000
9.00% Cv. Jr. Sub. Nts., 4/1/63[9]	24,620,000	28,020,638

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	73,113,000	52,138,708

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	38,117,000	26,110,145
4.75% Cv. Sr. Sub. Nts., 4/15/19	78,402,000	53,117,355

Total Convertible Corporate Bonds and Notes (Cost $288,904,423)		225,988,941
	Shares

Structured Security—0.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $9,376,578)	248,452	9,230,133

Total Investments, at Value (Cost $4,258,795,551)	100.1%	4,587,464,780

Net Other Assets (Liabilities)	(0.1)	(3,268,302)

Net Assets	100.0%	$4,584,196,478

Footnotes to Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $150,408,621. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

16        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statement of Investments (Continued)

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]

Beazer Homes USA, Inc.	2,403,663	287,100	299,513	2,391,250
MBIA, Inc.[b]	9,370,000	150,300	4,020,300	5,500,000
Oppenheimer Institutional Money Market Fund, Cl. E	3,336,037	332,171,553	335,507,590	—

		Value	Income	Realized Loss

Beazer Homes USA, Inc.		$19,656,075	$—	$3,187,483
MBIA, Inc.[b]		—[c]	—	14,477,457
Oppenheimer Institutional Money Market Fund, Cl. E		—	25,281	—

Total		$19,656,075	$25,281	$17,664,940

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate at period end.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

4. Security is a Master Limited Partnership.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $275,891 or 0.01% of the Fund’s net assets at period end.

7. Interest rate is less than 0.005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $22,960 or less than 0.005% of the Fund’s net assets at period end.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,195,862 or 0.90% of the Fund’s net assets at period end.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Exchange-Traded Options Written at April 29, 2016
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Abbvie, Inc. Call	USD	61.500	5/20/16	USD	(500)	$43,479	$(72,500)

Alphabet, Inc. Call	USD	800.000	5/20/16	USD	(50)	27,348	(500)

Alphabet, Inc. Call	USD	730.000	5/20/16	USD	(15)	51,403	(3,465)

Alphabet, Inc. Call	USD	730.000	6/17/16	USD	(5)	4,547	(3,500)

American Electric Power Co., Inc. Call	USD	67.500	5/20/16	USD	(3,750)	251,444	(9,375)

American Electric Power Co., Inc. Call	USD	67.500	8/19/16	USD	(500)	69,529	(27,500)

AT&T, Inc. Call	USD	39.000	5/20/16	USD	(15,000)	863,269	(615,000)

AT&T, Inc. Call	USD	39.000	6/17/16	USD	(500)	22,979	(32,500)

Bank of America Corp. Call	USD	15.500	5/20/16	USD	(750)	14,594	(6,000)

Beazer Homes USA, Inc. Put	USD	15.000	5/20/16	USD	(80)	33,356	(52,800)

17        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at April 29, 2016 (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Best Buy Co., Inc. Call	USD	35.000	5/20/16	USD	(495)	$14,562	$(3,960)

CenturyLink, Inc. Call	USD	30.000	7/15/16	USD	(3,000)	643,367	(600,000)

Chevron Corp. Call	USD	100.000	5/20/16	USD	(750)	109,468	(221,250)

Chevron Corp. Call	USD	102.000	5/20/16	USD	(625)	140,597	(129,375)

Chevron Corp. Call	USD	95.000	5/20/16	USD	(450)	178,629	(315,450)

Chevron Corp. Call	USD	97.500	5/20/16	USD	(2,949)	742,868	(1,238,580)

Cisco Systems, Inc. Call	USD	28.000	5/20/16	USD	(650)	48,973	(36,400)

Coca-Cola Co. (The) Call	USD	45.000	6/17/16	USD	(100)	6,096	(7,400)

Coca-Cola Co. (The) Call	USD	44.000	5/20/16	USD	(98)	3,230	(10,780)

Communications Sales & Leasing, Inc. Call	USD	22.500	5/20/16	USD	(250)	24,740	(28,250)

Eaton Corp. plc Call	USD	65.500	5/20/16	USD	(500)	24,479	(16,250)

Eaton Corp. plc Call	USD	65.000	5/20/16	USD	(600)	41,007	(24,000)

Exxon Mobil Corp. Call	USD	87.500	5/20/16	USD	(1,770)	194,250	(309,750)

Exxon Mobil Corp. Call	USD	85.000	5/20/16	USD	(970)	108,524	(373,450)

General Electric Co. Call	USD	31.000	5/20/16	USD	(750)	48,719	(26,250)

General Electric Co. Call	USD	32.000	5/20/16	USD	(2,000)	102,917	(14,000)

Intel Corp. Call	USD	33.000	5/20/16	USD	(150)	5,764	(450)

J.C. Penney Co., Inc. Call	USD	10.000	5/20/16	USD	(999)	62,086	(32,967)

Johnson & Johnson Call	USD	110.000	5/20/16	USD	(5,000)	810,316	(1,275,000)

Johnson & Johnson Call	USD	113.000	5/20/16	USD	(225)	22,758	(18,000)

Kinder Morgan, Inc. Call	USD	18.000	5/20/16	USD	(1,950)	141,519	(83,850)

Kinder Morgan, Inc. Call	USD	17.500	6/17/16	USD	(4,350)	801,610	(421,950)

Kinder Morgan, Inc. Call	USD	19.500	5/20/16	USD	(1,000)	21,999	(9,000)

Kinder Morgan, Inc. Call	USD	19.000	5/20/16	USD	(750)	41,139	(12,750)

Kraft Heinz Co. (The) Call	USD	80.000	5/20/16	USD	(1,100)	152,853	(99,000)

Kraft Heinz Co. (The) Call	USD	80.000	7/15/16	USD	(50)	9,468	(7,450)

Lear Corp. Call	USD	120.000	5/20/16	USD	(500)	70,094	(47,500)

LyondellBasell Industries NV Call	USD	97.500	5/20/16	USD	(500)	21,979	(2,500)

Marathon Oil Corp. Call	USD	14.000	6/17/16	USD	(375)	44,234	(44,625)

Marathon Oil Corp. Call	USD	15.000	5/20/16	USD	(2,000)	140,087	(88,000)

Marathon Oil Corp. Call	USD	14.000	5/20/16	USD	(375)	27,734	(33,750)

Marathon Oil Corp. Call	USD	15.500	5/20/16	USD	(500)	30,979	(18,000)

Marathon Oil Corp. Call	USD	14.500	5/20/16	USD	(3,250)	240,017	(211,250)

Marathon Oil Corp. Call	USD	13.000	5/20/16	USD	(1,500)	147,437	(187,500)

Marathon Oil Corp. Call	USD	12.000	5/20/16	USD	(225)	22,040	(48,375)

Marathon Oil Corp. Call	USD	11.000	7/15/16	USD	(250)	51,739	(83,750)

Medtronic plc Call	USD	82.500	6/17/16	USD	(250)	17,695	(20,250)

Merk & Co. Inc. Put	USD	57.500	5/20/16	USD	(525)	95,028	(151,988)

Microsoft Corp. Call	USD	59.000	5/20/16	USD	(500)	21,729	(500)

Molson Coors Brewing Co. Call	USD	95.000	5/20/16	USD	(50)	9,498	(13,875)

Molson Coors Brewing Co. Call	USD	95.000	6/17/16	USD	(50)	15,472	(17,250)

Molson Coors Brewing Co. Call	USD	92.500	5/20/16	USD	(50)	13,698	(21,750)

Monsanto Co. Call	USD	95.000	5/20/16	USD	(500)	108,333	(76,500)

NRG Energy, Inc. Call	USD	14.000	5/20/16	USD	(750)	52,753	(112,500)

Pfizer, Inc. Call	USD	33.000	5/20/16	USD	(1,000)	23,959	(35,000)

Pfizer, Inc. Call	USD	34.000	5/20/16	USD	(2,500)	86,028	(25,000)

18        OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written at April 29, 2016 (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Philip Morris International, Inc. Call	USD	100.000	5/20/16	USD	(1,550)	$414,180	$(97,650)

Philip Morris International, Inc. Call	USD	97.500	5/20/16	USD	(100)	11,446	(19,500)

PPL Corp. Call	USD	38.000	5/20/16	USD	(1,500)	77,463	(67,500)

Procter & Gamble Co. (The) Call	USD	82.500	6/17/16	USD	(150)	7,669	(7,650)

Procter & Gamble Co. (The) Call	USD	82.500	5/20/16	USD	(275)	27,048	(6,050)

Procter & Gamble Co. (The) Call	USD	83.000	5/20/16	USD	(125)	15,470	(1,625)

R.R. Donnelley & Sons Co. Call	USD	18.000	5/20/16	USD	(250)	6,115	(5,000)

R.R. Donnelley & Sons Co. Call	USD	17.000	5/20/16	USD	(495)	25,566	(28,215)

Staples, Inc. Call	USD	11.000	5/20/16	USD	(800)	66,666	(40,800)

Staples, Inc. Call	USD	12.000	5/20/16	USD	(1,000)	56,999	(30,000)

Staples, Inc. Call	USD	10.000	6/17/16	USD	(325)	26,474	(32,500)

United Continental Holdings, Inc. Call	USD	55.500	5/20/16	USD	(50)	7,098	(125)

Walgreens Boots Alliance, Inc. Call	USD	85.000	5/20/16	USD	(30)	3,599	(180)

Wal-Mart Stores, Inc. Call	USD	72.500	5/20/16	USD	(35)	804	(140)

Williams Cos., Inc. (The) Call	USD	17.500	5/20/16	USD	(250)	31,739	(64,750)

Total of Exchange-Traded Options Written						$7,902,755	$(7,780,250)

See accompanying Notes to Financial Statements.

19        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,213,526,369)	$4,567,808,705
Affiliated companies (cost $45,269,182)	19,656,075

4,587,464,780

Cash	7,703,388

Receivables and other assets:
Investments sold	16,541,177
Interest, dividends and principal paydowns	8,655,879
Shares of beneficial interest sold	2,316,309
Other	310,347

Total assets	4,622,991,880

Liabilities
Options written, at value (premiums received $7,902,755)	7,780,250

Payables and other liabilities:
Investments purchased	18,460,820
Shares of beneficial interest redeemed	11,282,439
Distribution and service plan fees	827,319
Trustees’ compensation	372,680
Shareholder communications	26,937
Dividends	477
Other	44,480

Total liabilities	38,795,402

Net Assets	$4,584,196,478

Composition of Net Assets
Par value of shares of beneficial interest	$18,095

Additional paid-in capital	4,670,325,942

Accumulated net investment loss	(53,123,172)

Accumulated net realized loss on investments and foreign currency transactions	(361,814,683)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	328,790,296

Net Assets	$4,584,196,478

20        OPPENHEIMER EQUITY INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,048,746,793 and 115,211,932 shares of beneficial interest outstanding)	$26.46

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.07

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,253,625 and 3,956,745 shares of beneficial interest outstanding)	$21.29

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $730,845,314 and 34,284,192 shares of beneficial interest outstanding)	$21.32

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $156,521,610 and 5,923,282 shares of beneficial interest outstanding)	$26.42

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $154,573,097 and 6,095,472 shares of beneficial interest outstanding)	$25.36

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $409,256,039 and 15,480,991 shares of beneficial interest outstanding)	$26.44

1. April 29, 2016 represents the last day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $846,257)	$83,584,266
Affiliated companies	25,281

Interest	7,031,546

Total investment income	90,641,093

Expenses
Management fees	13,348,502

Distribution and service plan fees:
Class A	3,830,275
Class B	461,146
Class C	3,848,864
Class R	391,429

Transfer and shareholder servicing agent fees:
Class A	3,487,783
Class B	101,544
Class C	848,072
Class I	21,548
Class R	173,283
Class Y	523,637

Shareholder communications:
Class A	24,785
Class B	2,369
Class C	7,160
Class I	135
Class R	956
Class Y	2,968

Trustees’ compensation	49,269

Borrowing fees	46,648

Custodian fees and expenses	30,961

Other	226,952

Total expenses	27,428,286
Less waivers and reimbursements of expenses	(8,873)

Net expenses	27,419,413

Net Investment Income	63,221,680

22        OPPENHEIMER EQUITY INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$(274,851,149)
Affiliated companies	(17,664,940)
Closing and expiration of option contracts written	27,090,321
Foreign currency transactions	49
Short positions	(260,798)

Net realized loss	(265,686,517)

Net change in unrealized appreciation/depreciation on:
Investments	(88,183,935)
Translation of assets and liabilities denominated in foreign currencies	750
Option contracts written	(3,832,672)

Net change in unrealized appreciation/depreciation	(92,015,857)

Net Decrease in Net Assets Resulting from Operations	$(294,480,694)

1. April 29, 2016 represents the last day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]

Operations
Net investment income	$63,221,680	$161,296,793

Net realized gain (loss)	(265,686,517)	333,063,218

Net change in unrealized appreciation/depreciation	(92,015,857)	(705,461,429)

Net decrease in net assets resulting from operations	(294,480,694)	(211,101,418)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(76,321,567)	(100,198,924)
Class B	(2,412,254)	(3,249,062)
Class C	(20,106,428)	(23,609,598)
Class I	(3,620,610)	(4,289,653)
Class R	(3,705,992)	(4,626,028)
Class Y	(12,541,305)	(18,786,696)

	(118,708,156)	(154,759,961)

Distributions from net realized gain:
Class A	(176,533,848)	(214,855,302)
Class B	(6,392,738)	(9,641,936)
Class C	(52,678,428)	(63,633,461)
Class I	(7,275,438)	(6,593,376)
Class R	(8,925,712)	(11,001,153)
Class Y	(28,393,134)	(36,431,935)

	(280,199,298)	(342,157,163)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(150,345,404)	(33,476,880)
Class B	(15,075,283)	(26,564,049)
Class C	(53,304,112)	22,253,643
Class I	27,268,540	37,252,125
Class R	(216,355)	(6,100,152)
Class Y	(119,465,681)	(16,724,422)

	(311,138,295)	(23,359,735)

Net Assets
Total decrease	(1,004,526,443)	(731,378,277)

Beginning of period	5,588,722,921	6,320,101,198

End of period (including accumulated net investment income (loss) of ($53,123,172) and $2,363,304, respectively)	$4,584,196,478	$5,588,722,921

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$29.99	$33.60	$31.35	$25.80	$22.95	$22.87
Income (loss) from investment operations:
Net investment income[2]	0.36	0.87	0.78	0.75	0.61	0.51
Net realized and unrealized gain (loss)	(1.78)	(1.92)	3.50	5.89	2.97	0.11
Total from investment operations	(1.42)	(1.05)	4.28	6.64	3.58	0.62
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.64)	(0.81)	(0.92)	(0.82)	(0.73)	(0.54)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.11)	(2.56)	(2.03)	(1.09)	(0.73)	(0.54)
Net asset value, end of period	$26.46	$29.99	$33.60	$31.35	$25.80	$22.95

Total Return, at Net Asset Value[3]	(4.81)%	(3.45)%	14.19%	26.57%	15.94%	2.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,048,747	$3,641,622	$4,121,447	$3,748,273	$2,494,276	$2,116,802
Average net assets (in thousands)	$3,183,258	$4,016,231	$4,041,525	$3,048,993	$2,276,255	$1,591,296
Ratios to average net assets:[4]
Net investment income	2.74%	2.73%	2.42%	2.62%	2.51%	2.13%
Expenses excluding specific expenses listed below	1.03%	1.01%	1.00%	1.01%	1.06%	1.09%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.03%	1.01%	1.00%	1.01%	1.06%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.01%	1.00%	1.01%	1.06%	1.09%
Portfolio turnover rate	20%	43%	40%	31%	30%	37%[7]

25        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.03%
Year Ended October 30, 2015	1.01%
Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EQUITY INCOME FUND

Class B	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$24.57	$27.99	$26.45	$21.95	$19.64	$19.68
Income (loss) from investment operations:
Net investment income[2]	0.21	0.53	0.44	0.41	0.32	0.25
Net realized and unrealized gain (loss)	(1.46)	(1.58)	2.93	4.98	2.55	0.08
Total from investment operations	(1.25)	(1.05)	3.37	5.39	2.87	0.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.62)	(0.72)	(0.62)	(0.56)	(0.37)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.03)	(2.37)	(1.83)	(0.89)	(0.56)	(0.37)
Net asset value, end of period	$21.29	$24.57	$27.99	$26.45	$21.95	$19.64

Total Return, at Net Asset Value[3]	(5.19)%	(4.16)%	13.28%	25.35%	14.90%	1.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,254	$114,330	$158,955	$168,407	$146,117	$128,777
Average net assets (in thousands)	$92,624	$140,806	$166,435	$155,005	$138,448	$96,706
Ratios to average net assets:[4]
Net investment income	1.99%	2.02%	1.64%	1.72%	1.56%	1.20%
Expenses excluding specific expenses listed below	1.80%	1.76%	1.81%	1.94%	2.02%	2.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.80%	1.76%	1.81%	1.94%	2.02%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.76%	1.81%	1.94%	2.02%	2.02%
Portfolio turnover rate	20%	43%	40%	31%	30%	37%[7]

27        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.80%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

28        OPPENHEIMER EQUITY INCOME FUND

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$24.59	$28.03	$26.50	$21.99	$19.68	$19.72
Income (loss) from investment operations:
Net investment income[2]	0.21	0.51	0.44	0.45	0.35	0.28
Net realized and unrealized gain (loss)	(1.45)	(1.57)	2.94	5.00	2.55	0.09
Total from investment operations	(1.24)	(1.06)	3.38	5.45	2.90	0.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.63)	(0.74)	(0.67)	(0.59)	(0.41)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.03)	(2.38)	(1.85)	(0.94)	(0.59)	(0.41)
Net asset value, end of period	$21.32	$24.59	$28.03	$26.50	$21.99	$19.68

Total Return, at Net Asset Value[3]	(5.13)%	(4.20)%	13.33%	25.62%	15.05%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730,845	$906,696	$1,012,404	$803,867	$458,291	$365,942
Average net assets (in thousands)	$773,846	$1,005,459	$932,089	$607,483	$408,320	$269,739
Ratios to average net assets:[4]
Net investment income	1.98%	1.96%	1.64%	1.83%	1.72%	1.36%
Expenses excluding specific expenses listed below	1.79%	1.76%	1.76%	1.77%	1.85%	1.86%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.79%	1.76%	1.76%	1.77%	1.85%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.76%	1.76%	1.77%	1.85%	1.86%
Portfolio turnover rate	20%	43%	40%	31%	30%	37%[7]

29        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.79%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

30        OPPENHEIMER EQUITY INCOME FUND

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$29.95	$33.57	$31.32	$25.78	$24.90
Income (loss) from investment operations:
Net investment income[3]	0.40	0.97	0.88	0.83	0.43
Net realized and unrealized gain (loss)	(1.76)	(1.89)	3.53	5.92	0.93
Total from investment operations	(1.36)	(0.92)	4.41	6.75	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.70)	(0.95)	(1.05)	(0.94)	(0.48)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(2.17)	(2.70)	(2.16)	(1.21)	(0.48)
Net asset value, end of period	$26.42	$29.95	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[4]	(4.62)%	(3.01)%	14.66%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,521	$145,585	$125,157	$59,332	$10,147
Average net assets (in thousands)	$144,623	$145,869	$87,786	$34,913	$414
Ratios to average net assets:[5]
Net investment income	3.11%	3.05%	2.73%	2.85%	2.73%
Expenses excluding specific expenses listed below	0.60%	0.58%	0.59%	0.61%	0.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.60%	0.58%	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.58%	0.59%	0.61%	0.63%
Portfolio turnover rate	20%	43%	40%	31%	30%

31        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.60%
Year Ended October 30, 2015	0.58%
Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

32        OPPENHEIMER EQUITY INCOME FUND

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$28.83	$32.41	$30.31	$24.99	$22.25	$22.21
Income (loss) from investment operations:
Net investment income[2]	0.31	0.76	0.66	0.63	0.49	0.41
Net realized and unrealized gain (loss)	(1.70)	(1.86)	3.38	5.70	2.89	0.08
Total from investment operations	(1.39)	(1.10)	4.04	6.33	3.38	0.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.73)	(0.83)	(0.74)	(0.64)	(0.45)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.08)	(2.48)	(1.94)	(1.01)	(0.64)	(0.45)
Net asset value, end of period	$25.36	$28.83	$32.41	$30.31	$24.99	$22.25

Total Return, at Net Asset Value[3]	(4.90)%	(3.72)%	13.85%	26.11%	15.51%	2.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,573	$176,646	$205,039	$182,858	$124,081	$96,121
Average net assets (in thousands)	$158,238	$195,901	$199,409	$150,952	$111,920	$73,231
Ratios to average net assets:[4]
Net investment income	2.47%	2.47%	2.11%	2.27%	2.08%	1.73%
Expenses excluding specific expenses listed below	1.29%	1.26%	1.30%	1.36%	1.48%	1.55%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%
Total expenses[6]	1.29%	1.26%	1.30%	1.36%	1.48%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.26%	1.30%	1.36%	1.48%	1.50%
Portfolio turnover rate	20%	43%	40%	31%	30%	37%[7]

33        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.29%
Year Ended October 30, 2015	1.26%
Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

34        OPPENHEIMER EQUITY INCOME FUND

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$29.96	$33.58	$31.34	$25.79	$22.94	$25.76
Income (loss) from investment operations:
Net investment income[3]	0.40	0.93	0.84	0.84	0.66	0.36
Net realized and unrealized gain (loss)	(1.78)	(1.91)	3.52	5.89	2.99	(2.78)
Total from investment operations	(1.38)	(0.98)	4.36	6.73	3.65	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.67)	(0.89)	(1.01)	(0.91)	(0.80)	(0.40)
Distributions from net realized gain	(1.47)	(1.75)	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.14)	(2.64)	(2.12)	(1.18)	(0.80)	(0.40)
Net asset value, end of period	$26.44	$29.96	$33.58	$31.34	$25.79	$22.94

Total Return, at Net Asset Value[4]	(4.66)%	(3.23)%	14.46%	26.97%	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,256	$603,844	$697,099	$361,819	$200,436	$109,193
Average net assets (in thousands)	$476,978	$682,611	$487,585	$258,619	$131,940	$50,333
Ratios to average net assets:[5]
Net investment income	3.03%	2.93%	2.60%	2.89%	2.73%	2.32%
Expenses excluding specific expenses listed below	0.79%	0.76%	0.75%	0.71%	0.76%	0.80%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	0.79%	0.76%	0.75%	0.71%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.76%	0.75%	0.71%	0.76%	0.80%
Portfolio turnover rate	20%	43%	40%	31%	30%	37%[8]

35        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes

2. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.79%
Year Ended October 30, 2015	0.76%
Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

37        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available

38        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 30, 2015, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $27,371,055. Details of the fiscal year ended October 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$41,989,550

39        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

At period end, it is estimated that the capital loss carryforwards would be $41,989,550 expiring by 2017 and $265,686,517, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,299,833,652
Federal tax cost of other investments	(7,902,755)

Total federal tax cost	$4,291,930,897

Gross unrealized appreciation	$611,677,806
Gross unrealized depreciation	(323,925,611)

Net unrealized appreciation	$287,752,195

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

40        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

41        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

42        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$449,992,735	$—	$—	$449,992,735
Consumer Staples	230,968,425	—	—	230,968,425
Energy	368,091,482	—	—	368,091,482
Financials	1,436,190,295	—	—	1,436,190,295
Health Care	487,295,411	—	—	487,295,411
Industrials	240,701,255	—	—	240,701,255

43        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Information Technology	$370,963,867	$—	$—	$370,963,867
Materials	77,283,100	—	—	77,283,100
Telecommunication Services	137,682,600	—	—	137,682,600
Utilities	115,875,700	—	—	115,875,700
Preferred Stocks	344,017,240	51,586,777	—	395,604,017
Rights, Warrants and Certificates	95,375	—	—	95,375
Mortgage-Backed Obligations	—	1,630,530	—	1,630,530
Non-Convertible Corporate Bonds and Notes	—	39,870,914	—	39,870,914
Convertible Corporate Bonds and Notes	—	225,988,941	—	225,988,941
Structured Security	—	9,230,133	—	9,230,133

Total Assets	$4,259,157,485	$328,307,295	$—	$4,587,464,780

Liabilities Table
Other Financial Instruments:
Options written, at value	$(7,780,250)	$—	$—	$(7,780,250)

Total Liabilities	$(7,780,250)	$—	$—	$(7,780,250)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$773,453	$(773,453)

Total Assets	$773,453	$(773,453)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

44        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

45        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

46        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or

47        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,144,095 purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,780,943 and $6,670,825 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	78,716	$15,606,997
Options written	364,597	44,059,789
Options closed or expired	(225,924)	(27,090,321)
Options exercised	(142,123)	(24,673,710)

Options outstanding as of April 29, 2016	75,266	$7,902,755

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

48        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as

49        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts		$—	Options written, at value	$7,780,250

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total

Equity contracts	$ (8,226,995)	$27,090,321	$18,863,326

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$ 1,869,065	$ (3,832,672)	$ (1,963,607)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount
Class A
Sold	8,490,916	$ 228,566,856	17,948,814	$ 573,641,204
Dividends and/or distributions reinvested	8,866,774	238,002,696	9,296,214	295,462,515
Redeemed	(23,574,254)	(616,914,956)	(28,466,931)	(902,580,599)
Net decrease	(6,216,564)	$ (150,345,404)	(1,221,903)	$ (33,476,880)

50        OPPENHEIMER EQUITY INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount
Class B
Sold	57,838	$ 1,237,603	259,778	$ 6,850,524
Dividends and/or distributions reinvested	387,508	8,397,356	466,833	12,237,256
Redeemed	(1,142,757)	(24,710,242)	(1,751,217)	(45,651,829)
Net decrease	(697,411)	$ (15,075,283)	(1,024,606)	$ (26,564,049)

Class C
Sold	2,352,842	$ 49,745,106	6,613,441	$ 174,153,232
Dividends and/or distributions reinvested	3,062,140	66,410,793	2,986,327	78,294,017
Redeemed	(7,999,698)	(169,460,011)	(8,851,335)	(230,193,606)
Net increase (decrease)	(2,584,716)	$ (53,304,112)	748,433	$ 22,253,643

Class I
Sold	1,348,181	$ 34,525,294	2,104,272	$ 67,688,864
Dividends and/or distributions reinvested	378,538	10,133,401	314,104	9,950,568
Redeemed	(663,629)	(17,390,155)	(1,285,907)	(40,387,307)
Net increase	1,063,090	$ 27,268,540	1,132,469	$ 37,252,125

Class R
Sold	726,664	$ 18,340,562	1,419,708	$ 43,550,318
Dividends and/or distributions reinvested	460,848	11,861,375	478,474	14,646,378
Redeemed	(1,218,586)	(30,418,292)	(2,098,747)	(64,296,848)
Net decrease	(31,074)	$ (216,355)	(200,565)	$ (6,100,152)

Class Y
Sold	2,327,874	$ 61,727,196	5,685,677	$ 181,791,261
Dividends and/or distributions reinvested	1,395,986	37,419,828	1,571,784	49,884,370
Redeemed	(8,395,375)	(218,612,705)	(7,864,063)	(248,400,053)
Net decrease	(4,671,515)	$ (119,465,681)	(606,602)	$ (16,724,422)

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$991,003,383	$1,596,858,816
U.S. government and government agency securities	—	806,215

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s effective management fee for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

52        OPPENHEIMER EQUITY INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$9,505
Payments Made to Retired Trustees	31,762
Accumulated Liability as of April 29, 2016	187,402

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 29, 2016	$511,332	$6,030	$54,385	$30,877	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,873 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

54        OPPENHEIMER EQUITY INCOME FUND

10. Borrowings and Other Financing (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

55        OPPENHEIMER EQUITY INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56        OPPENHEIMER EQUITY INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Income Fund	12/8/15	9.0%	41.9%	49.1%
Oppenheimer Equity Income Fund	3/24/16	98.1%	0.0%	1.9%

57        OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER EQUITY INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael Levine, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

58        OPPENHEIMER EQUITY INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59        OPPENHEIMER EQUITY INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●  All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●  Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●  You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

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8002255677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0835.001.0416 June 24, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016